INDUSTRIAL PRODUCT SALES AND PURCHASE AGREEMENT

Seller:

XinJiang YaKeLa Carbon Black Limited (“Supplier”)

Contract No.: 32-1

Place of Sign: Hongzhou

Buyer:

Hongzhou Chong Che Tire Limited (“Purchaser”)

Date of Sign: Feb 5, 2004

1.

Product Name, Quantity, Unit Price and Delivery Time

Product Name	Trademark	Specification	Manufacturer	Quantity (Ton)	Unit Price RMB	Amount (RMB)	Delivery Schedule and Quantity
							Products should be delivered to Purchaser upon confirmation by signed delivery notes through fax transmission
Carbon Black		Small pack		2,000	3,700	7,400,000
		Large pack		2,000	3,750	7,500,000

Total Amount		RMB 14,900,000

2.

Technology standard: Based on national standard GB3778-94.

3.

The quantity of the products delivered shall be governed by the quality guarantee supplementary documents.

4.

The packing standard, delivery, and return of products shall be implemented according to the requirements of the Purchaser.

5.

Methods and place of delivery: Product should be delivered to the warehouse of the Purchaser or any location assigned by the Purchaser.

6.

Transportation fees: Responsibility of Supplier.

7.

Product inspection method, location and standard: in accordance with national standard. In the event of any dispute, the Purchaser shall alert the Supplier within five days.

8.

Terms of Payment: Payment should be made within 90 days of receipt of product.  Payments can be made by letter of credit, money order or T/T remittance etc.

9.

All disputes shall be governed by the contract law of China.

10.

All negotiation or disputes shall be submitted to Hangzhou Arbitration Committee for settlement.

11.

Term of contract: One year from the date of signing by both parties.

12.

Other terms: Additionally, the Supplier shall sign the product quality guarantee supplementary documents, which are part of this contract.

Seller Seller: Address: Authorised person: Tel no.: Fax no.: Banker: Account no.: Postal code:	Buyer Seller: Address: Authorised person: Tel no.: Fax no.: Banker: Account no.: Postal code	Signed by witness Official stamp by witness Manager: Date: